UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2023

MachTen, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-56553	92-3979418
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1516 Barlow Street, Suite D, Traverse City, MI	49686
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 642-4227

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 8, 2023, following the effectiveness of the A&R Certificate (as defined and described in Item 5.03 below), and in connection with the planned spin-off of 81% of the outstanding common stock of MachTen, Inc. (“MachTen” or the “Company”) held by LICT Corporation (“LICT”) by way of a pro rata distribution to LICT common stockholders, as further described in Item 8.01 hereto (the “spin-off”), the Company entered into a Contribution Agreement (the “Contribution Agreement”) with LICT, pursuant to which LICT contributed all the shares of its wholly-owned subsidiary, LMT Holding Corporation, a Delaware corporation (“LMT Holding”) and each of LMT Holding’s indirect wholly-owned operating subsidiaries which operate in Michigan providing regulated and unregulated internet access broadband and communications services, in exchange for (i) 3,172,407 shares of MachTen’s common stock and (ii) a cash dividend in the amount of $15 million (the “Cash Dividend”).

The Cash Dividend is payable promptly following the Company’s entry into a senior secured revolving credit facility with CoBank, ACB, which is intended to be executed substantially concurrently with or shortly after the consummation of the spin-off, as previously described in the Company’s registration statement on Form 10, as amended to date, first filed with the Securities and Exchange Commission on May 15, 2023 and effective as of July 13, 2023 (the “Form 10”).

The foregoing description of the Contribution Agreement and the information incorporated therein by reference does not purport to be complete and is qualified in its entirety by reference to the text of the Contribution Agreement, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 hereto is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2023 Incentive Plan

On August 11, 2023, the Company’s Board of Directors and sole stockholder adopted the MachTen, Inc. 2023 Incentive Plan (the “Incentive Plan”), for its employees, officers, directors, consultants, advisors or other individual service providers of the Company or any of its affiliates. The purpose of the Incentive Plan is to enable the Company to attract and retain the types of employees, consultants and directors who will contribute to the Company’s long-range success, provide incentives that align the interests of employees, consultants and directors with those of the stockholders of the Company and promote the Company’s business. The Incentive Plan permits grants of stock options, stock appreciation rights, restricted stock awards (“RSA”), and other types of awards, subject to the terms and conditions therein. The aggregate number of shares which may be issued or transferred pursuant to the Incentive Plan shall be the sum of 1,000,000 shares.

The summary of the Incentive Plan and the information incorporated therein by reference is qualified in its entirety by reference to the text of the Incentive Plan, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Restricted Stock Agreement with Daniel Miller

On August 14, 2023 (the “Effective Date”), the Company entered into a Restricted Stock Agreement (the “RSA Agreement”) with Daniel M. Miller, pursuant to which Mr. Miller was awarded 100,000 RSAs in connection with his appointment as Chairman and Chief Executive Officer of the Company, as previously described in the Form 10. The RSAs will vest in equal installments of 20% annually, beginning on the first anniversary of the Effective Date unless accelerated upon a Change of Control, as defined in the Incentive Plan.

The foregoing description of the RSA Agreement is qualified in its entirety by reference to the RSA Agreement, which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2023, the Company filed with the Secretary of State of the State of Delaware its amended and restated certificate of incorporation (the “A&R Certificate”), which, among other things, authorized 12,500,000 shares for issuance, consisting of (i) 11,500,000 shares of common stock, par value $0.001 per share and (ii) 1,000,000 shares of preferred stock, having a par value of $0.001 per share. The A&R Certificate, which became effective on August 8, 2023, is substantially in the form included as Exhibit 3.1 to the Form 10.

The above description is qualified in its entirety by reference to the A&R Certificate, which is attached as Exhibit 3.1 hereto and incorporated into this Item 5.03 by reference.

Also on August 8, 2023, the Company amended and restated its bylaws. The amended and restated bylaws are in the form included as Exhibit 3.2 to the Form 10, are attached as Exhibit 3.2 hereto and are incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

On August 11, 2023, the Board of Directors of LICT, which currently owns 100% of the issued and outstanding common stock of the Company, approved a new proposed distribution date (the “Distribution Date”) of August 31, 2023 for the spin-off. LICT previously announced a record date of 5:00 p.m. New York City time on July 31, 2023 (the “record date”) for the spin-off, which remains unchanged. As disclosed in the Form 10, holders of LICT common stock as of the record date will receive 150 shares of MachTen common stock for each share of LICT common stock then held. It is now intended that the ex-dividend date for the distribution will be September 1, 2023, such that any shares of LICT common stock traded prior to September 1, 2023 will be transferred with the right to receive the distribution of MachTen common stock in the spin-off.

The foregoing information hereby supplements the Form 10 filed on August 2, 2023 in all respects. LICT and the Company intend to mail the information statement filed as Exhibit 99.1 to the Form 10 prior to the Distribution Date, which contains more information about the spin-off.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of MachTen, Inc.

3.2	Amended and Restated Bylaws of MachTen, Inc.

10.1	Contribution Agreement by and between MachTen, Inc. and LICT Corporation dated as of August 8, 2023

10.2	MachTen, Inc. 2023 Incentive Plan

10.3	Restricted Stock Agreement by and between MachTen, Inc. and Daniel M. Miller, dated as of August 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACHTEN, INC.

Dated: August 14, 2023	By:	/s/ Stephen J. Moore
		Name:	Stephen J. Moore
		Title:	Interim Chief Financial Officer